UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2015

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, FL	33496
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2015 Long-Term Incentive Plan

At Office Depot, Inc.’s (the “Company”) 2015 Annual Meeting of Stockholders held on June 19, 2015 (the “Annual Meeting”), stockholders of the Company approved the Company’s 2015 Long-Term Incentive Plan (the “2015 Plan”), which will replace the Company’s 2007 Long-Term Incentive Plan, as amended (the “2007 Plan”), and the OfficeMax 2003 Incentive and Performance Plan (the “2003 Plan” and together with the “2007 Plan”, the “Prior Plans”) for future grants to certain employees, directors, consultants, advisors and other persons who perform services for the Company and its subsidiaries. The Company’s board of directors unanimously approved the 2015 Plan on April 27, 2015, subject to stockholder approval. The results of the stockholder vote on the 2015 Plan are set forth further below under Item 5.07 of this Current Report on Form 8-K.

The 2015 Plan which became effective upon stockholder approval at the Annual Meeting (the “Plan Effective Date”) provides for the grant of performance shares, performance units, restricted stock, RSUs, NQSOs, ISOs, SARs and other awards to eligible participants. ISOs may be granted only to employees of the Company or its subsidiaries. Subject to adjustment, the aggregate number of shares of Company common stock that are available for issuance pursuant to awards granted under the 2015 Plan is forty-seven million (47,000,000). The shares issued pursuant to awards under the 2015 Plan will be made available from shares currently authorized but unissued or shares currently held (or subsequently acquired) by the Company as treasury shares, including shares purchased in the open market or in private transactions.

The 2015 Plan will be administered by the Compensation Committee or such other committee consisting of two or more independent members of the Company’s board of directors as may be appointed by the board to administer the 2015 Plan (the “Committee”). The Committee will determine the individuals to whom awards will be granted, the number of shares subject to an award, and the other terms and conditions of an award.

No additional awards have been granted under the Prior Plans after April 25, 2015 and all remaining shares available for grant under the Prior Plans were cancelled on the Plan Effective Date. Outstanding awards under the Prior Plans, however, will continue to be governed by the Prior Plans and the agreements under which they were granted. No awards may be granted under the 2015 Plan after the tenth anniversary of the Plan Effective Date. However, awards outstanding under the 2015 Plan will continue to be governed by the 2015 Plan until all awards granted prior to that date are no longer outstanding.

This summary of the 2015 Plan is subject to and is qualified in its entirety by reference to the full text of the 2015 Plan, which is set forth in Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed with the Commission on June 19, 2015 (the “Form S-8”) and is incorporated herein by reference.

Copies of the form of restricted stock agreement and form of restricted stock unit agreement under the 2015 Plan are set forth as Exhibits 99.2 and 99.3 to the Form S-8 and are incorporated herein by reference.

Office Depot Corporate Annual Bonus Plan

At the Annual Meeting, stockholders of the Company also approved the Office Depot Corporate Annual Bonus Plan (the “Bonus Plan”), under which officers and other key employees of the Company and its affiliates are eligible to receive annual incentive awards based on the achievement of performance goals pursuant to awards granted on or after June 19, 2015. The Company’s board of directors unanimously approved the Bonus Plan on April 27, 2015, subject to stockholder approval. The results of the stockholder vote on the Bonus Plan are set forth further below under Item 5.07 of this Current Report on Form 8-K.

The Bonus Plan provides the Company’s Compensation Committee (the “Compensation Committee”) with the authority to award annual bonus opportunities to eligible employees. The Bonus Plan provides for two types of awards: (i) those intended to comply with the Section 162(m) performance-based compensation exception (“162(m) Award”), and (ii) those not intended to comply with such exception (“General Awards”). Typically, General Awards will be conditioned on performance, but these awards may consider factors (such as individual performance ratings) which would not qualify as pure Section 162(m) performance conditions. The Company will pay compensation earned under the Bonus Plan in cash or in shares of the Company’s common stock pursuant to a stockholder-approved long-term incentive compensation plan maintained by the Company or in a combination thereof.

For a 162(m) Award, the Compensation Committee will establish at least one performance goal that is intended to permit the award to comply with the Section 162(m) performance-based compensation exception and will determine the maximum dollar amount of compensation payable under the 162(m) award for attainment of such performance goal. However, in all cases the maximum aggregate dollar amount of compensation that may be payable to an individual participant with respect to one or more 162(m) awards granted in any single fiscal year of the Company and having performance period(s) of one fiscal year or less will be $5 million; provided, however, that if one or more 162(m) awards granted in any single fiscal year of the Company have performance period(s) that span more than one fiscal year of the Company, then the maximum aggregate dollar amount of compensation that may be payable to the participant with respect to such 162(m) awards will be $5 million multiplied by the total number of whole or partial fiscal years of the Company spanned by such performance periods.

The amount payable under a General Award may be stated as a dollar amount or as a percentage of the participant’s base compensation. The Compensation Committee (or its delegate) may provide for a threshold level of performance below which no bonus will be paid and a maximum level of performance above which no additional amount will be paid, and it may provide for the payment of different amounts of compensation for different levels of performance.

This summary of the Bonus Plan is subject to and is qualified in its entirety by reference to the full text of the Bonus Plan, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 19, 2015, the Company held its Annual Meeting. As of the record date, there were 547,411,398 common shares entitled to one vote per share. Results of votes with respect to proposals submitted at that meeting are as follows:

1.	To adopt the Agreement and Plan of Merger, dated as of February 4, 2015 (the “Merger Agreement”), by and among the Company, Staples, Inc. and Staples AMS, Inc., a wholly owned subsidiary of Staples. The Company’s stockholders voted to approve this proposal with 447,184,660 votes for and 748,824 votes against. There were 1,442,081 abstentions and 42,640,346 broker non-votes.

2.	To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger. The Company’s stockholders voted to approve this proposal with 246,680,492 votes for and 201,100,277 votes against. There were 1,594,796 abstentions and 42,640,346 broker non-votes.

3.	To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement. The Company’s stockholders voted to approve this proposal with 453,127,645 votes for and 36,677,498 votes against. There were 2,210,768 abstentions and 0 broker non-votes.

4.	To elect ten (10) members of the Company’s board of directors to serve until the next annual meeting, until their successors have been elected and qualified, or until their resignation or removal. Our stockholders voted to elect all 10 members to serve as directors. Votes recorded, by nominee, were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Roland C. Smith	439,182,411	9,645,556	547,598	42,640,346
Warren F. Bryant	446,310,292	2,503,696	561,577	42,640,346
Rakesh Gangwal	442,496,840	6,358,593	520,132	42,640,346
Cynthia T. Jamison	442,063,616	6,828,970	482,979	42,640,346
V. James Marino	442,003,135	6,650,279	722,151	42,640,346
Michael J. Massey	443,291,480	5,620,768	463,317	42,640,346
Francesca Ruiz de Luzuriaga	446,096,518	2,565,351	713,696	42,640,346
David M. Szymanski	443,396,861	5,244,568	734,136	42,640,346
Nigel Travis	395,366,821	53,281,816	726,928	42,640,346
Joseph Vassalluzzo	446,113,411	2,526,249	735,905	42,640,346

5.	To approve the 2015 Long-Term Incentive Plan. The Company’s stockholders voted to approve this proposal with 435,487,300 votes for and 13,156,186 votes against. There were 732,079 abstentions and 42,640,346 broker non-votes.

6.	To approve the Office Depot Corporate Annual Bonus Plan. The Company’s stockholders voted to approve this proposal with 438,744,886 votes for and 9,950,789 votes against. There were 679,890 abstentions and 42,640,346 broker non-votes.

7.	To ratify the appointment by the Company’s audit committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current year. The Company’s stockholders voted to approve this proposal with 489,297,509 votes for and 2,376,545 votes against. There were 341,857 abstentions.

8.	To approve on an advisory (non-binding) basis the compensation of the Company’s named executive officers. The Company’s stockholders voted to approve this proposal with 440,628,791 votes for and 8,366,935 votes against. There were 379,839 abstentions and 42,640,346 broker non-votes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	2015 Long-Term Incentive Plan (Incorporated by reference from Exhibit 99.1 of Office Depot, Inc.’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on June 19, 2015).

Exhibit 10.2	Form of Restricted Stock Agreement (Incorporated by reference from Exhibit 99.2 of Office Depot, Inc.’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on June 19, 2015).

Exhibit 10.3

Form of Restricted Stock Unit Agreement (Incorporated by reference from Exhibit 99.3 of Office Depot, Inc.’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on June 19, 2015).

Exhibit 10.4	Office Depot Corporate Annual Bonus Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE DEPOT, INC.

Date: June 22, 2015

	By:	/s/ Elisa D. Garcia C.
Elisa D. Garcia C.
Executive Vice President, Chief Legal Officer & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	2015 Long-Term Incentive Plan (Incorporated by reference from Exhibit 99.1 of Office Depot, Inc.’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on June 19, 2015).

Exhibit 10.2	Form of Restricted Stock Agreement (Incorporated by reference from Exhibit 99.2 of Office Depot, Inc.’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on June 19, 2015).

Exhibit 10.3

Form of Restricted Stock Unit Agreement (Incorporated by reference from Exhibit 99.3 of Office

Depot, Inc.’s Registration Statement on Form S-8, filed with the Securities and Exchange

Commission on June 19, 2015).

Exhibit 10.4	Office Depot Corporate Annual Bonus Plan.